ALEXANDER & BALDWIN, INC.
                   1998 STOCK OPTION/STOCK INCENTIVE PLAN

                               AMENDMENT NO. 2
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     The Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan (the
"Plan"), is hereby amended, effective as of January 23, 2002, in the following respects:

     1. Paragraph A of Section V ("STOCK SUBJECT TO THE PLAN") of Article One of the Plan is hereby amended in its entirety to read as follows:

         "A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by
	  the Corporation on the open market. The maximum number of shares of Common Stock issuable over the term of the Plan shall not exceed 4,000,000 shares. Such share reserve includes the 1,900,000 share increase authorized by the Board on January 24, 2002, subject to stockholder approval."

     2.  There is hereby added to Section II ("EFFECTIVE DATE AND TERM OF
THE PLAN") of Article Five of the Plan, a new Paragraph C, to read as follows:

         "C.  No stock options granted under the Plan in respect of the
     1,900,000 share increase, authorized by the Board on January 24, 2002,
	  may be exercised in whole or in part prior to approval of such share
	  increase by the Corporation's stockholders at a meeting of stockholders."

     3. Except as modified by this Amendment No. 2, all the terms and provisions of the Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan shall continue in full force and effect.

     4. If shareholder approval of this Amendment No. 2 is not obtained within twelve (12) months from the date hereof, this Amendment No. 2 shall terminate and be of no force or effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment No. 2 to be executed on its behalf by its duly-authorized officers on this 24th day of January, 2002.

                                        ALEXANDER & BALDWIN, INC.

                                        By /s/ John F. Gasher
                                           Its Vice President

                                        By /s/ Alyson J. Nakamura
                                           Its Secretary